                                                                    EXHIBIT 10.3

                   GUARANTY AND COMMERCIAL SECURITY AGREEMENT


              THIS GUARANTY AND COMMERCIAL SECURITY AGREEMENT (""Agreement") is made May 14, 2003 by the Guarantor (whose name and address are below in the Recitals) in favor of FIFTH THIRD BANK, a ("Lender"), whose address for the purpose of this Agreement is 1000 Town Center, MD TWN5G, Southfield, MI 48075, to guarantee all Obligations (as defined below) of the Debtor whose name and address are below in the Recitals.

RECITALS

              A. Aggregate Amount of the Loans: Nine Million and 00/100 ($9,000,000.00) DOLLARS. (This is not necessarily the amount guaranteed. See "Obligations".)

              B. Name of Guarantor: SUPERIOR CONSULTANT HOLDINGS CORPORATION, a Delaware corporation. (If more than one person or entity is a guarantor, their liability shall be joint, joint and several, and several).

              C. Guarantor's Mailing Address: 17570 W. 12 Mile Road, Southfield, MI 48076.

              D. Name of Debtor: SUPERIOR CONSULTANT COMPANY, INC., a Michigan corporation.

              E.         Address of Debtor:  17570 W. 12 Mile Road, Southfield,
MI 48076.

              To induce Lender to make the Loan to Debtor and for other consideration, the receipt and adequacy of which is acknowledged by Guarantor, Guarantor agrees with Lender as follows:

                                 1. DEFINITIONS

              In addition to the definitions of Guarantor, Debtor, and Lender set forth above, for the purpose of this Agreement and unless the context otherwise requires, those terms set forth below shall have the following meaning:

         1.1 "Account", "Account Debtor", "As Extracted Collateral", "Cash Proceeds", "Certificated Security", "Chattel Paper", "Commodity Account", "Commodity Contract, "Deposit Account", "Document", "Electronic Chattel Paper", "Equipment", "Fixtures", "General Intangible", "Goods", "Health-Care-Insurance Receivable", "Instrument", "Inventory", "Investment Property", "Letter-of-Credit-Right", "Non-Cash Proceeds", "Payment Intangible", "Proceeds", "Promissory Note", "Security Account", "Security Entitlement", "Software", "Supporting Obligation", "Tangible Chattel Paper", and "Uncertificated Security" shall have the respective meaning accorded such terms in the UCC.

         1.2. "Collateral" means all assets of Debtor or Guarantor in which Lender shall have a lien, security interest, mortgage or encumbrance, under the Note, this Agreement or any other Security Document.

         1.3. "Events of Default" means any of those acts, events or omissions as set forth in Section 7.

         1.4. The term "Guarantor" means the persons (other than witnesses) signing this Agreement. When the term is not capitalized ("guarantor") it means all persons or entities now or in the future acting as a guarantor, accommodation party or surety on Debtor's Obligations to Lender, and includes, but is not limited to, the persons (other than witnesses) signing this Agreement.

         1.5. The term "Legal Requirements" means all statutes, codes, laws, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directives and requirements of all federal, state, county, municipal and other governmental agencies, departments, commissions, boards, courts, authorities, officials and officers, whether ordinary or extraordinary, foreseen or unforeseen, which now or at any time in the future may be applicable to the business operations of Guarantor or the Collateral. Legal Requirements include environmental and pollution control laws.

         1.6. "Loan Agreement" means any loan agreement, including the Revolving Line of Credit and Security Agreement, executed and delivered to Lender by Debtor, as it or they may be amended, extended, ratified, renewed, substituted, superseded or otherwise modified from time to time.

         1.7. "Note" means the promissory note or notes executed and delivered to Lender by Debtor in the aggregate amount set forth in Recital A, as the same may be amended, extended, ratified, renewed, substituted, superseded or otherwise modified from time to time.

         1.8. "Obligations" is intended to be interpreted liberally, and it means all obligations, indebtedness and liabilities of Debtor to Lender of whatever kind, nature and description; whether primary, secondary, absolute, contingent or likely, due or to become due, and whether now existing or subsequently arising, and however acquired, whether or not evidenced by a note, and whether joint, joint and several, or several, including by way of illustration and not limitation:

                  (a) The Note;

                  (b) All claims, notes, loans, debts, indebtedness, interest, advances, service fees, audit fees, and borrowings whether dated this date or otherwise, and all substitutions, modifications, amendments, extensions, ratifications or renewals of any of them;

                  (c) All future advances made by Lender to Debtor in connection with agreements between Debtor and Lender whether dated as of the date of this Agreement or otherwise, whether in the form of refinancings or otherwise, and whether made at Lender's option or otherwise;

                  (d) All credit or credit accommodations; extensions of credit; guaranties and contracts of suretyship; issuance or confirmation of letters of credit or creation of acceptances; overdrafts; payments against uncollected or insufficient funds; discounts or purchases of accounts, leases, instruments, securities, documents, chattel paper and other security arrangements; obligations arising out of any contracts or agreements for foreign exchange, precious metals or otherwise between Debtor and Lender;

                  (e) All future advances made by Lender for the protection or preservation of Lender's rights or interest arising under this Agreement or in the Collateral, including by way of illustration and not limitation, advances for taxes, levies and assessments, insurance or maintenance of the Collateral; advances against damages, costs or other demands indemnified by Debtor or any Guarantor; and reasonable attorneys' fees;

                  (f) All covenants, promises, obligations, indemnities, or undertakings of Debtor to perform acts or refrain from taking action to or for the benefit of Lender; and

                  (g) All costs, expenses and reasonable attorneys' fees incurred by Lender in the protection, enforcement or collection of any of the foregoing.

         1.9 The term "Person" or "person" means any natural person, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated association, joint stock company, government, municipality, political subdivision or agency, or other entity.

         1.10. The term "Qualified Account" means a "Qualified Account" (as defined in the Loan Agreement) owing to Guarantor.

         1.11. "Security Documents" means all agreements and undertakings made by Debtor, Guarantor, or others to Lender, in connection with any Loan Agreement or the Obligations, including by way of example and not limitation the Note, mortgages, security agreements, guarantys, pledges, financing statements and all other documents and instruments previously, now or in the future furnished to Lender to evidence or secure payment or performance of any of the Obligations.

         1.12. "Uniform Commercial Code" means the Uniform Commercial Code as adopted in Michigan, as amended from time to time, or any successor to it if the UCC shall be repealed.

                                   2. GUARANTY

         2.1. To secure payment of the Note and the timely and faithful payment and satisfaction of all Obligations of Debtor to Lender, Guarantor unconditionally, irrevocably and absolutely guarantees the full and punctual payment, performance and satisfaction of the Obligations when due, whether by acceleration or otherwise, and at all times thereafter. The Guarantor's liability under this Agreement shall not be affected by such matters, by way of example and not limitation, as (a) the lack of validity or enforceability of all or any portion of the

Obligations; (b) any right or power of the Debtor or anyone else to assert any claim or defense to the Obligations; or (c) the bankruptcy or insolvency of Debtor.

         2.2. This Agreement is a guaranty of payment and performance and not of collection, is continuing in nature and applies to all Obligations, whether now existing or in the future, including interest on Obligations arising or accruing after bankruptcy, insolvency, or reorganization of Debtor or any sale or other disposition of any Collateral or security for this Agreement or for the Obligations. Guarantor shall have no authority to revoke this Agreement, but if any such revocation shall be deemed to have occurred by operation of law or otherwise, the provisions of this Agreement shall continue to apply notwithstanding such revocation. Guarantor acknowledges and agrees that any attempt to revoke this Agreement is an Event of Default under the Note.

                       3. PERFECTION OF SECURITY INTEREST

         3.1 Perfection of Security Interests.

                  (a) Filing of Financing Statement. Guarantor authorizes Lender to file any and all UCC financing statements, addenda, amendments, continuation statements, assignments, and/or termination statements as Lender shall, in its sole discretion, deem necessary to perfect, continue, amend, assign or terminate the security interest(s) granted by Guarantor to Lender in the above described Collateral.

                  (b) Cooperation of Guarantor. Guarantor shall execute, acknowledge and deliver any and all such further conveyances, documents, instruments and assurances as Lender may reasonably require for accomplishing the purposes hereof, forthwith upon the written request of Lender. Upon any failure of Guarantor to do so, Lender may execute, record, file, re-record and re-file any and all such documents for and in the name of Guarantor, and Guarantor hereby irrevocably appoints Lender as agent and attorney-in-fact of Guarantor for the foregoing purposes.

         3.2 Possession.

                  (a) Guarantor shall have possession of the Collateral, except where expressly otherwise provided in this Agreement or where Lender chooses to perfect its security interest by possession in addition to the filing of a financing statement.

                  (b) Where Collateral is in the possession of a third party, Guarantor will join with Lender in notifying the third party of Lender's security interest and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of Lender.

         3.3 Control. Guarantor will cooperate with Lender in obtaining control with respect to Collateral consisting of:

                  (a) Deposit Accounts;

                  (b) Investment Property;

                  (c) Letter-of-Credit Rights;

                  (d) Electronic Chattel Paper.

         3.4 Marking of Chattel Paper. Guarantor will not create any Chattel Paper without placing a legend on the Chattel Paper acceptable to Lender indicating that Lender has a security interest in the Chattel Paper.

                        4. WARRANTIES AND REPRESENTATIONS

         4.1.     The Guarantor warrants and represents to Lender that:

                  (a) This Agreement is executed at the request of Debtor.

                  (b) No oral promises, assurances, representations or warranties have been made by or on behalf of Lender to induce Guarantor to execute and deliver this Agreement.

                  (c) All financial statements presented to the Lender concerning Guarantor's personal financial condition are true and correct, and that there has been no material adverse change in the financial condition of the Guarantor from the date of such statement to the date of delivery of this Agreement to the Lender.

                  (d) To the best of Guarantor's knowledge there are not now pending or impending any court or administrative proceedings or undischarged judgments against Guarantor, and no federal or state or any other tax liens have been filed or threatened against Guarantor, nor is Guarantor in default or claimed default under any agreement for borrowed money.

                  (e) Guarantor is not insolvent or unable to pay Guarantor's debts as they become due. Guarantor shall not become insolvent and unable to pay debts as they become due by reason of execution of this Agreement.

                  (f) The Guarantor is fully aware of the financial condition of the Debtor and delivers this Agreement based solely upon his own independent investigation. Guarantor did not rely upon any representation or statement of the Lender with respect to Debtor's financial condition. Guarantor has established an adequate means of securing financial and other information concerning Debtor on a continuing basis.

                  (g) The Guarantor, after carefully and completely reading all of the terms and provisions of this Agreement, freely and voluntarily has given this Agreement to the Lender without any duress or coercion, and the Guarantor has either consulted with counsel or has been given an opportunity to do so.

                  (h) The Guarantor has received adequate and sufficient consideration for the granting of this Agreement.

         4.2. Ownership. (a) Guarantor is the owner of the Collateral free of all claims, and encumbrances, liens or security interests (except Lender's security interest and the Permitted Liens, if any, set forth in any Security Documents); (b) that all chattel paper constituting Collateral evidences a perfected security interest in the goods covered by it, free from all other claims, encumbrances, liens and security interests; (c) that no financing statement (other than Lender's) is on file covering the Collateral; and (d) that if Inventory is represented or covered by documents of title, Guarantor is the owner of the documents, free of all claims, encumbrances, liens and security interests other than Lender's security interest and warehousemen's charges, if any, are not delinquent.

         4.3. Good Standing. Guarantor is in good standing, duly qualified and authorized to transact business in the State of Delaware and the State of Michigan, and is duly qualified and authorized to conduct business in any other jurisdiction in which the character of its properties or in which the transaction of its business makes such qualification necessary.

         4.4. Authority. Guarantor has full power and authority to enter into this Agreement, to consummate the transactions contemplated by this Agreement, to execute and deliver this Agreement, and to incur the Obligations applicable to Guarantor, all of which have been duly authorized by all proper and necessary action. No further consent or approval is required as a condition of the validity of this Agreement, the Note or any Security Documents.

         4.5. Licenses. To the best of Guarantor's knowledge, there is no action, proceedings, claim or complaint pending or threatened to be brought against the Guarantor by the United States Department of Agriculture, the Michigan Department of Agriculture, or by any similar state or other governmental authority which might jeopardize any of Guarantor's bonds or licenses or the renewal thereof.

         4.6. Conformance to Legal Requirements. Guarantor has examined and is familiar with all Legal Requirements (including environmental and pollution control laws) affecting the Collateral. To the best of Guarantor's knowledge, in all respects, the Collateral conforms to the Legal Requirements.

         4.7. Accounts Warranties. The Guarantor warrants and represents to Lender that (i) except as disclosed to the Lender from time to time in writing, all Accounts which are at any time listed on a schedule of Qualified Accounts delivered to Lender or which are reflected on the Guarantor's financial statements delivered to Lender, are genuine, are in all respects what they purport to be, are not evidenced by a judgment, are only evidenced by one, if any, executed original instrument, agreement, contract or document (which has been delivered to the Lender), and represent undisputed, bona fide transactions completed in accordance with the terms and conditions of any document related thereto; (ii) the Accounts have not been sold or pledged to any other Person; and (iii) except as disclosed to the Lender from time to time in writing, the Guarantor has no knowledge of any fact or circumstance which would impair the validity or collectability thereof.

         4.8. Inventory Warranties. The Guarantor warrants and represents to Lender that (i) except for goods covered by ocean bills of lading which have been delivered to Lender or as promptly disclosed to the Lender from time to time in writing, all Inventory is located on the premises listed on Exhibit B and are not in transit; (ii) no Inventory is subject to any lien or security interest whatsoever except for the security interest granted to the Lender hereunder and the rights of the carrier or warehouseman with respect to their fees; and (iii) except as promptly disclosed to the Lender from time to time in writing, all Inventory shall be of good and merchantable quality, free from any defects which would affect the market value for such Inventory.

         4.9. Location of Assets; Chief Place of Business. As of the execution hereof, the chief executive office of the Guarantor is located at 17570 W. 12 Mile Road, Southfield, MI 48076 ("Business Office"). As of the execution hereof, the books and records of the Guarantor and all chattel paper and all records of account are located at 17570 W. 12 Mile Road, Southfield, MI 48076 and if any change in such location occurs, the Guarantor shall promptly notify the Lender thereof.

         4.10. Accuracy of Financial Information. The financial statements and information presented to Lender are true and complete in every material respect, and do not omit or misstate any fact or circumstance, the omission or misstatement of which would have a material adverse effect upon the fair presentation of the financial condition of Guarantor at the date of this Agreement. To the best of Guarantor's knowledge, Guarantor has given Lender a true, accurate and complete list of the identification, location and balances of all present Lender or other depository accounts or relationships, all of its Collateral, and all real and other personal property in which it has an interest (including any interest as a tenant).

         4.11. Adverse Circumstances. To the best of Guarantor's knowledge, there are no adverse circumstances or facts which would have a material adverse impact upon the business or financial condition of Guarantor and which have not been fully disclosed to Lender.

         4.12. Violations of Other Agreements. To the best of Guarantor's knowledge, the consummation of the transactions contemplated by this Agreement, and the performance of the provisions of this Agreement, will not result in any breach of or constitute a default under any instrument, agreement or arrangement to which Guarantor is a party or may be bound or by which Guarantor may be affected.

         4.13. Pending Actions. To the best of Guarantor's knowledge, there are no actions, suits, investigations, or proceedings pending or, to the knowledge of Guarantor, threatened against or affecting any Security Documents or the validity or priority of the lien or encumbrance of the Collateral, and Guarantor is not in default with respect to any order, writ, injunction, decree or demand of any court or governmental agency having jurisdiction over Guarantor or the Collateral.

         4.14. Payment of Taxes. All Federal, State or other tax returns which are required to be filed with respect to Guarantor have been filed, and all taxes due or pursuant to any assessment with respect to the Collateral have been or will be paid, in each case prior to the date upon which a tax lien shall attach.

         4.15. Other Obligations. To the best of Guarantor's knowledge, Guarantor is not delinquent with respect to any of its existing debts, nor is it in violation of any material term or provision to any contract or agreement to which it is a party.

         4.16. Consents. Each consent, approval or authorization of, or filing registration or qualification with, any party required to be obtained or effected in connection with the execution of this Agreement, the Note or any Security Documents or the undertaking or performance of any obligation hereunder or thereunder has been duly obtained or effected.

                                  5. COVENANTS

         At all times while the Obligations remain unpaid or unsatisfied, Guarantor shall comply with each of the following requirements:

         5.1. Existence. Guarantor shall take all steps necessary to preserve its existence and franchises and to comply with all present and future Legal Requirements applicable to it in the operation of its business, as well as all material agreements to which Guarantor is a party.

         5.2. Observation of Legal Requirements. Guarantor shall at all times promptly comply with all Legal Requirements.

         5.3. Compliance with Representations and Warranties. Guarantor shall at all times comply with all representations and warranties contained in this Agreement, as if such representations and warranties were continuously made.

         5.4. Inventory Records. The Guarantor now keeps and shall at all times hereafter keep correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory; all daily additions or withdrawals to or from all Inventory; and Guarantor's cost or selling price for all Inventory Products.

         5.5. Maintenance and Inspection of Records. Guarantor shall keep accurate and complete records of the Collateral and of Guarantor's operations in accordance with generally accepted accounting principles. At the request of Lender, Guarantor shall permit Lender (and any of its agents) to inspect and audit its books, records and papers while in its custody or under its control or the control of others for its benefit. Lender shall have the right to make copies and abstracts of any such records. At Lender's request, Guarantor shall promptly deliver to Lender such other information about its financial condition and business operations as Lender may require from time to time. Guarantor shall authorize and direct any accountant or bookkeeper to provide all information, reports and records requested by Lender. Guarantor shall pay its accountant's fees for such purposes. Lender's expenses of records inspection and the cost of reproducing documents at Lender's request shall be borne by Guarantor.

         5.6. Inspection of Collateral. Guarantor shall permit Lender, and its agents, employees and designees to enter upon its premises for the purpose of inspecting the Collateral at any time during Guarantor's usual business hours. For this purpose, Guarantor shall make the Collateral available to Lender upon request.

         5.7. Accounts Records and Verification Rights. The Guarantor now keeps and shall at all times keep correct and accurate records regarding the Accounts and the financial payment records of the Account Debtors, all of which records shall be available during the Guarantor's usual business hours to any of the Lender's officers, employees or agents. Any of Lender's officers, employees or agents shall have the right at any time or times hereafter, in Lender's name, in the name of a fictional nominee or in the name of the Guarantor to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, facsimile or otherwise. The Guarantor shall promptly notify the Lender of any amounts due and owing in excess of Twenty Five Thousand and no/100 ($25,000.00) Dollars with respect to any Account Debtor which are in dispute for any reason.

         5.8. Collection of Accounts. Until such privilege is revoked by Lender as provided below, Guarantor may, in the ordinary course of its business, adjust, settle and collect all Accounts. Upon the occurrence of an Event of Default, Lender may revoke such privilege without prior notice to Guarantor. Guarantor does hereby irrevocably designate, make, constitute and appoint Lender (and all Persons designated by Lender) as Guarantor's true and lawful attorney-in-fact, upon the occurrence of an Event of Default, and in Guarantor's or Lender's name, to: (i) demand payment of Accounts; (ii) enforce payment of Accounts by legal proceedings or otherwise; (iii) exercise all of Guarantor's rights and remedies with respect to proceedings brought to collect an Account;
(iv) sell or assign any Account upon such terms, for such amount and at such time or times as Lender deems advisable; (v) settle, adjust, compromise, extend or renew an Account; (vi) discharge and release any Account; (vii) take control in any manner of any item of payment or proceeds thereof; (viii) prepare, file and sign Guarantor's name upon any items of payment or proceeds thereof and to deposit the same to Lender's account on account of Guarantor's Liabilities; (ix) endorse Guarantor's name upon any chattel paper, documents, instrument, invoice, warehouse receipt, bill of lading, or similar document or agreement relating to any Account or any goods pertaining thereto; (x) sign Guarantor's name on any verification of Accounts and notices thereof to Account Debtors; and (xi) do all acts and things which are necessary in Lender's sole discretion, to fulfill Guarantor's Obligations under this Agreement.

         5.9. Notice to Account Debtors. Upon the occurrence of an Event of Default, Lender may, without prior notice to Guarantor, notify any or all Account Debtors that the Accounts have been assigned to Lender and that Lender has a security interest therein. Lender may direct any or all Account Debtors to make all payments upon the Accounts directly to Lender. Lender agrees to promptly furnish Guarantor with a copy of such notice.

         5.10. Account Covenants. The Guarantor shall: (i) promptly upon the Guarantor's learning thereof, inform the Lender, in writing, of any material delay in the Guarantor's performance of any of its obligations to any Account Debtor or of any assertion of claims, offsets or counterclaims by any Account Debtor; (ii) not permit or agree to any extension, compromise or settlement or make any change or modification of any kind or nature with respect to any Account, including, without limitation, any of the terms relating thereto without the Lender's prior written consent; and (iii) promptly upon the Guarantor's learning thereof, furnish to and inform the Lender of all material adverse information relating to the financial condition of any Account Debtor.

         5.11. Special Collateral. Immediately upon Guarantor's receipt thereof, Guarantor shall deliver or cause to be delivered to Lender, with appropriate endorsement and assignment to vest title and possession in Lender, all chattel paper, instruments and Documents which Guarantor now owns or which it may at any time or times subsequently acquire. Guarantor shall promptly mark all such chattel paper, instruments and Documents to show that the same are subject to Lender's security interest.

         5.12. Maintenance of Collateral. Guarantor shall: maintain the Collateral and Guarantor's real estate and other properties in good condition and repair and not permit its value to be impaired; keep the Collateral free from all liens, encumbrances and security interests (other than Lender's security interest and the Permitted Liens, if any, set forth in any Security Documents); defend the Collateral against all claims and legal proceedings by persons other than Lender; pay and discharge when due all rental payments, the cost of repairs to or maintenance of the Collateral, taxes, license fees, levies and other charges upon the Collateral; not sell, lease or otherwise dispose of the Collateral or permit the Collateral to become a fixture or an accession to other goods except for sales or leases of Inventory as provided in this Agreement or with the Lender's prior written consent; not permit the Collateral to be used in violation of any applicable law, regulation or policy of insurance; and, as to the Collateral consisting of instruments and chattel paper, preserve Guarantor's rights in said Collateral against prior parties. Any loss of or damage to the Collateral shall not release Guarantor from any of the Obligations.

         5.13. Safekeeping of Collateral. Except for damage caused by the Lender's gross negligence or willful misconduct, Lender shall not be responsible for: (i) the safekeeping of the Collateral; (ii) any loss or damage to the Collateral; (iii) any diminution in the value of the Collateral; or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency or any other Person. All risk of loss, damage, destruction or diminution in value of the Collateral shall be borne be Guarantor.

         5.14. Loss of Value of Collateral. The Guarantor shall immediately notify the Lender of any material loss or depreciation in the value of the Collateral.

         5.15. Insurance. Guarantor shall maintain fire and extended coverage and liability insurance (in so-called "all-risk" forms) covering and for the insurable value of the Collateral with loss payable and standard non-contributory mortgagee clauses in favor of and acceptable to Lender, protecting Lender's interest as it may appear. Guarantor assigns (and directs any insurer to pay) to Lender the proceeds of all such insurance and any premium refund in connection with any claim, and authorizes Lender to endorse in the name of Guarantor any instrument for such proceeds or refunds and, at the option of Lender, to apply such proceeds and refunds to any unpaid balance of the Obligations, whether or not due, and/or to restoration of the Collateral, returning any excess to Guarantor. Lender is authorized, in the name of Guarantor or otherwise, to make, adjust and/or settle claims under any credit insurance financed by Lender or any insurance on the Collateral or cancel the same after the occurrence of an event of default under this Agreement. In addition, Guarantor shall obtain and carry such other insurance as Lender shall require from time to time with respect to Guarantor, the conduct of its business, and the assets and property in which Lender may have any security interest, lien or encumbrance in connection with the Obligations. All insurance shall be in such form and with such companies as shall be acceptable to Lender, and shall contain a provision pursuant to which Lender shall receive thirty (30) days prior written notice from each insurer with respect to any proposed cancellation of benefits or reduction in coverage. Guarantor shall file or cause to be filed with Lender true copies of the policies of insurance for all insurance coverage required under this section and, within thirty (30) days after written notice from Lender, shall obtain or cause to be obtained such additional insurance and/or different coverage as Lender may request. Approval by Lender of the amount, types or carriers of insurance coverage shall not waive, suspend, modify, amend or otherwise affect the obligation of any party to obtain and carry insurance or to restore damage or otherwise apply insurance proceeds, or relieve any party from a default if coverage should prove to be unsatisfactory or insufficient for any reason. Guarantor acknowledges that Lender undertakes neither the duty nor the responsibility for any aspect of Guarantor's insurance coverage, and that Guarantor has exercised and must continue to exercise its independent business judgment with respect to all decisions pertaining to insurance matters.

         5.16. Payment of Taxes. Except as may be permitted by Lender in writing prior to repayment in full of the Obligations, all real and personal property taxes ("Taxes") with respect to the Collateral shall be promptly paid and discharged. However, Guarantor shall not be required to pay taxes which are not due and payable, or which can be paid at a later date without penalty, or if the validity of any such tax is currently contested in good faith in an appropriate court or administrative proceeding and Guarantor shall have deposited with Lender adequate reserves with respect to such disputed taxes. Guarantor shall give immediate notice in writing to Lender of the contest of any such tax. However, in all events, any such contested tax shall be paid immediately upon commencement of proceedings to foreclose any lien securing that tax, or upon the institution of distraint proceedings.

         5.17. Conveyance of Collateral. Guarantor shall not sell, convey, lease, assign, alienate or otherwise dispose of (except in the ordinary course of its business) any portion of the Collateral without prior written consent of Lender.

         5.18. Remittance of Checks to Lender. Guarantor shall receive, as the sole and exclusive property of Lender, and as trustee for Lender, all monies, checks, notes, drafts and all other payments for and/or proceeds of Collateral which come into the possession or under the control of Guarantor (or any of its shareholders, directors, officers, employees, agents or those Persons acting for or in concert with Guarantor) and no later than the first business day following receipt thereof, Guarantor shall remit the same (or cause the same to be remitted), in kind, to Lender or to any agent or agents (at its or their designated address or addresses) appointed by Lender for that purpose.

         5.19. Further Encumbrances. Except as specifically authorized in this Agreement, Guarantor shall not mortgage, encumber, pledge, hypothecate or allow to be encumbered in any way any of the Collateral. However, the foregoing shall not prevent the attachment of a purchase money security interest in equipment acquired after this date which is used in the ordinary course of the business of Guarantor provided that the aggregate cost of such equipment shall not exceed the limitation in the Loan Agreement, if any, between Guarantor and Lender.

         5.20. Notice of Other Defaults. Guarantor shall promptly notify Lender of any default or any event of default under the terms of any other agreement or instrument to which Guarantor is a party. Guarantor agrees to furnish to Lender all such further assurances, certificates, opinions and all other documents and do or cause to be done all such other things necessary or proper in order to carry out the terms of this Agreement as may be requested at any time or from time to time by Lender.

         5.21. United States Contracts. If any Accounts or Contract Rights constituting Collateral arise out of contracts with the United States or any of its departments, agencies or instrumentalities, Guarantor shall notify Lender and execute such writings as may be required by Lender in order that all money due or to become due under such contracts shall be assigned to Lender and proper notice of the assignment is given under the Federal Assignment of Claims Act, as amended, or any similar law now or subsequently in force.

         5.22. Modifications. Without the prior written consent of Lender, Guarantor shall not alter, modify, extend, renew or cancel any Accounts and General Intangibles except minor modifications in the ordinary course of business.

         5.23. Returns and Repossessions. Guarantor shall promptly notify Lender of the return to or repossession by Guarantor of any Collateral and Guarantor shall hold and dispose of same only in the ordinary course of business.

         5.24. Reporting Requirements. Guarantor shall maintain complete and accurate financial records, maintain a standard and modern system for accounting in accordance with Generally Accepted Principles of Accounting on a consistent basis; and furnish to the lender such information respecting the business, assets and financial condition of the Guarantor as the Lender may reasonably request.

                               6. RIGHTS OF LENDER

         6.1. The Lender may, from time to time, and without notice or demand, and without affecting liability under or enforceability of this Agreement or any security for this Agreement, take any or all of the following actions:

                  (a) Retain or obtain a security interest, mortgage or lien against any property to secure any of the Obligations or this Agreement.

                  (b) Retain or obtain the primary or secondary obligation of any obligor(s) or guarantor(s), in addition to the Guarantor, with respect to any of the Obligations.

                  (c) Extend or renew for one or more periods all or any part of the Obligations, whether or not longer than the original periods, or modify or alter any of the terms or provisions

(including, by way of example and not limitation, the interest rate, maturity, or installment amount) of any of the Obligations, or accelerate or exchange any of the Obligations, or release the Debtor or compromise any of the Obligations of any guarantor or any obligor with respect to any of the Obligations.

                  (d) Release its security interest, encumbrance or mortgage in, or surrender, sell, transfer, exchange, substitute, dispose of, or otherwise deal with all or any part of the Collateral.

                  (e) Bring an action against any guarantor for payment of any of the Obligations, whether or not the Lender shall have resorted to any Collateral, or shall have proceeded against any other guarantor or any other obligor, primarily or secondarily liable for the Obligations.

                  (f) Discharge, release, compound or settle with Debtor or any guarantor as to the Obligations.

                  (g) File, or elect not to file, a proof of claim against the estate of any bankrupt, insolvent, incompetent or deceased debtor, guarantor or other person or entity.

                  (h) Apply any and all amounts received by the Lender from whatever source on account of the Obligations toward the payment of such of the Obligations in such order as the Lender may from time to time elect.

         6.2. In addition to any security interest granted and described in a separate writing, if any, Guarantor grants to Lender and Lender's affiliates a security interest in all deposits, instruments, letters of credit, negotiable instruments and chattel paper in which the Guarantor has rights, and which at any time or from time to time are in possession or control of the Lender or Lender's affiliates. Guarantor also (a) acknowledges Lender's general right of set-off and (b) authorizes Lender or Lender's affiliates to set-off any indebtedness to the Guarantor with prompt notice to Guarantor including, without limitation, any deposits or Accounts maintained by the Guarantor with the Lender or Lender's Affiliates against any of the Obligations, when due.

                                7. SUBORDINATION

         Guarantor agrees that (a) all existing and future indebtedness of the Debtor to the Guarantor shall be fully subordinated and inferior to Debtor's Obligations to the Lender and (b) any and all security interests, mortgages or liens securing indebtedness of the Debtor to the Guarantor shall be fully subordinated and inferior to the Collateral granted to Lender. The Guarantor shall not demand, sue for, take or receive all or any part of such indebtedness or any collateral securing such indebtedness unless and until all of the Obligations have been fully satisfied. The Guarantor shall execute and deliver to the Lender such documentation as the Lender may request from time to time to confirm such subordination; provided, however, it is the Guarantor's intent that Guarantor's subordination shall be and will operate as an effective, enforceable and valid subordination in favor of the Lender without the necessity of Guarantor having to execute and deliver any documentation other than this Agreement.

                      8. GUARANTOR'S REPORTING REQUIREMENTS

         8.1. Guarantor agrees to provide Lender with such financial information as Lender may reasonably require from time to time.

                              9. EVENTS OF DEFAULT

         9.1. The term "Event of Default" means any of the following:

                  (a) any Event of Default as set forth in the Note or any Security Document;

                  (b) Guarantor's default in the performance of any term, agreement or condition in this Agreement after notice and a thirty (30) day opportunity to cure which the parties deem to be reasonable;

                  (c) If any representation, warranty, certificate, financial statement or other information made or given by the Guarantor is materially incorrect or misleading or omits to state any fact necessary to keep the statements from being materially misleading.

         9.2. Guarantor expressly acknowledges and agrees that a default in any of the provisions of this Agreement shall constitute a default in any other agreement which may now or in the future exist between Debtor and Lender, and that similarly a breach of any such other agreement between Debtor and Lender shall constitute an Event of Default in this Agreement.

                                  10. REMEDIES

         10.1. At any time after an Event of Default, Lender may sue Debtor, Guarantor, guarantor(s), or any combination of them with respect to the Note, this Agreement, or the Security Documents, to enforce the payment of any sum or for the performance of any of the Obligations, or for the recovery of damages, or for any other reason at any time or times, and without regard to the existence of additional causes of action, or whether or not all or any portion of the Obligation shall be due. Any lawsuit by Lender shall not prejudice the rights of the Lender to later institute other suits, or to sell the Collateral based upon Events of Default in existence at the time of any lawsuit or afterwards. The rights, remedies, and benefits provided to Lender shall be cumulative and shall not be exclusive of any other rights, remedies or benefits allowed by law, and may be exercised either successively or concurrently.

         10.2. If there is a default in the performance or satisfaction of any of the Obligations, including the sums of money to be paid to Lender under the Note or this Agreement, Lender may, at its option, and without notice, declare the Obligations due and payable, and sell the Collateral, or any part of it, or cause it to be sold at public or private sale, and the Lender may become purchaser thereof at its option. The Collateral may be sold in any unit, or as an entirety, or in any such units, manner and order as the Lender, in its sole discretion, may elect. The proceeds of sale shall be applied as provided in the Security Documents.

         10.3. No right or remedy conferred upon Lender under this Agreement or by any other agreement is intended to be exclusive of any other right or remedy, but each and every such right and remedy shall be cumulative in addition to every other right and remedy given under this Agreement or any other agreement now or later executed by Debtor, Guarantor or other guarantor(s) for Lender's benefit, or given under any statute or rule of law. Such rights and remedies may be exercised from time to time as often as deemed expedient by Lender, separately or concurrently. Guarantor agrees to reimburse Lender for all costs, expenses, the allocated cost of in-house counsel for Lender, and reasonable attorneys' fees incurred by Lender in the enforcement or collection of this Agreement.

         10.4. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations made within one (1) year of the date of filing of a bankruptcy petition of Debtor is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Debtor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Debtor or any substantial part of its property, or otherwise, all as though such payments had not been made. With respect to any legal proceeding conducted as a consequence of a filing of a bankruptcy petition of Debtor, Guarantor agrees to indemnify and hold Lender and the officers, directors, employees, and agents of Lender harmless from and against any and all liabilities, claims, damages, costs, expenses and disbursements of any kind or nature whatsoever including, without limitation, the reasonable attorney fees and allocated costs of in-house counsel of Lender in connection with the defense of a bankruptcy action and/or enforcement of Lender's right to retain payment of the Obligations previously paid to Lender.

         10.5. Each Guarantor hereby waives any claim, right or remedy which such Guarantor may now have or subsequently acquire against the Debtor that arises under this Agreement or from the performance by any Guarantor of this Agreement including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Lender against the Debtor or any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

         10.6. Payments by Lender. Upon any failure by Guarantor to observe or perform any covenant of this Agreement or if any representation in this Agreement is or becomes false, Lender may, at its option and in any manner reasonable under the circumstances, make any advance or incur any expense or otherwise act in its judgment as may seem advisable to protect Lender's security interest in any of the Collateral or carry out the covenants of Guarantor or make true any representation of Guarantor. All advances, costs and expenses (including reasonable attorney's fees) made, paid or incurred by Lender under this Agreement for the protection of Lender's security or rights in connection with the Collateral or in foreclosure proceedings commenced and subsequently abandoned, or in any dispute or litigation to which Lender or the holder of the Note may become involved by reason of or arising out of this Agreement, or to carry out any Obligation of Guarantor, shall be paid by Guarantor to Lender upon demand with interest from the date of advance or payment, until repaid, at the maximum default rate provided in the Note. All sums payable by Guarantor to the Lender under this Section shall be additional Obligations of Guarantor, secured by the lien of this Agreement. Nothing in this Section shall require Lender to incur any cost or expense or take any action.

         10.7 Upon the occurrence of an Event of Default, Lender may at its sole discretion and without prior notice to Guarantor exercise one or more of the following rights and remedies:

                  (a) Exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law; or

                  (b) Institute legal proceedings to foreclose upon and against any lien or security interest granted by this Agreement or any Security Documents, to recover judgment for all amounts then due and owing as Obligations secured hereby, and to collect the same out of any of the Collateral or the proceeds of any sale thereof; or

                  (c) Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all of the Collateral; or

                  (d) Through its officers, employees, agents or attorneys, enter upon any premises where the Collateral or any part of the Collateral may then be located, and take possession of all or any part thereof and/or render it unusable; and without being responsible for loss or damage to such Collateral; or

                  (e) Hold, store and keep idle, or lease, operate, remove or otherwise use or permit the use of the Collateral or any part thereof, for such time and upon such terms as Lender may in its sole and complete discretion deem to be in its own best interest, and demand, collect and retain all rentals, earnings, and other sums due and to become due in respect of the Collateral from any party, accounting only for net earnings, if any (unless Collateral is retained in satisfaction of the Obligations, in which case no accounting will be necessary), arising from such use (which net earnings may be applied against the Obligations) and charging against all receipts from the use of the same or from the sale thereof, by court proceedings or pursuant to subparagraph (f) below, all other costs, expenses, charges, damages and other losses resulting from such use; or

                  (f) Sell, lease and dispose of, or cause to be sold, leased and disposed of, all or any part of the Collateral at one or public or private sales, leasing or other dispositions, at such places and times and on such terms and conditions as Lender may deem fit, without any previous demand or advertisement but with ten (10) days written or oral notification to Guarantor and the owner of such Collateral of any such sale, lease or other disposition which the parties deem reasonable. Except as specifically provided, all notice of sale, lease or other disposition and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Lender to sell, lease or otherwise dispose of the Collateral or as to the application by Lender of the proceeds of sale or otherwise, which would otherwise be required or be available to Guarantor under applicable law are hereby expressly waived by Guarantor to the fullest extent permitted by such law; or

                  (g) Obtain the appointment of a receiver of the business and Collateral of Guarantor, and of the leases, rents and profits to be derived therefrom. Lender's right to appointment of receiver shall not be preconditioned upon notice or contest and shall be a remedy available without regard to the adequacy of the security for the Obligations. In addition to any other rights to which the receiver may be entitled, the receiver shall be authorized to sell, foreclose or complete foreclosure on all Collateral contemplated by this Agreement for the Lender's benefit. Guarantor shall remain liable for any deficiency in full payment of the Obligations notwithstanding the appointment of any such receiver or any such sale or foreclosure; or

                  (h) Exercise such further rights or remedies provided by any or all the Security Documents; or

                  (i) Require Guarantor to assemble the Collateral and make it available to the Lender at any place designated by Lender which is reasonably convenient to Lender and Guarantor; or

                  (j) Set off against such credit balance or other money now or hereafter owing to Guarantor by Lender or assignee of Lender. To this extent, Guarantor hereby grants to Lender, as further security for the Obligations, a security interest and lien upon any credit balance and money now or hereafter owing to the Guarantor by Lender or any assignee of Lender, and, in addition, agrees that Lender may, without prior notice or demand, set off as provided herein; or

                  (k) Pursue any other remedy provided by law for the collection of the Obligations or any portion thereof, or for the recovery of any other sum to which Lender may be or become entitled for the breach of this Agreement by Guarantor.

         10.8. Conduct of Sale. The Collateral, including any mortgages and security interests received from Guarantor, may be foreclosed against individually, collectively or in one or more groups of parcels, from time to time and in such sequence as Lender may elect. Foreclosure with respect to any one item shall not constitute a waiver, discharge or other action impairing the remaining Collateral. For the purpose of this section, "foreclosure" shall include institution of court proceedings, resort to self-help remedies, foreclosure by advertisement and all other measures and procedures instituted or undertaken by Lender for purpose of realization upon any security held by it for the payment of the Obligations. At any such sale pursuant to this ARTICLE TEN, whether under the power of sale or by virtue of judicial proceedings, it shall not be necessary for Lender or a public officer under order of a court to have present physical or constructive possession of the Collateral to be sold. The recitals contained in any conveyances and receipts made and given by Lender or such public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, as to Guarantor conclusively establish the truth and accuracy of the matters therein stated (including, without limiting the generality of the foregoing, the amounts of the principal of and interest on the Note, the accrual and nonpayment thereof and advertisement and conduct of sale in the matter provided herein and by applicable law); and all prerequisites to such sale shall be presumed to have been satisfied and performed. Upon any sale hereunder of any of the Collateral or any interest therein, the receipt of the officer making such sale under judicial proceedings or of Lender shall be sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obligated to see the application thereof.

         10.9. Notice to Account Debtors. At any time after the occurrence of an Event of Default, Guarantor shall, at the request of Lender, notify the Account Debtors or obligors of the security interest of Lender in any accounts receivable and request direct payment thereof to Lender. Lender may, itself, after the occurrence of any Event of Default so notify and direct any such Account Debtor or obligor and may take control of any proceeds to which it may be entitled as provided above.

         10.10. Application of Proceeds of Collateral. Lender shall apply the net proceeds of any sale or other disposition of Collateral, after deducting all costs and expenses of any kind incurred or incidental to the retaking, holding, preparing for sale, selling, leasing, collecting upon the Collateral, or in any way relating to the rights of Lender thereunder, including reasonable attorney's fees and legal expenses, to the payment in whole or in part, in such order as Lender may elect, to any portion of the Obligations, whether due or not due, absolute or contingent.

         10.11. Assemble Collateral. Upon the occurrence of an Event of Default, Guarantor agrees, upon request of Lender, to assemble the Collateral and make the Collateral available to Lender at any place designated by Lender which is reasonably convenient to Lender.

         10.12. Rights and Remedies Generally. Any sales of the Collateral may involve the sale of portions of the Collateral at different times, and at different locations, and may, at Lender's option, be held at a site different form the site where the collateral (or any part thereof) is located; and such sales, at Lender's option, may be in conjunction with or separate form the foreclosure on any real property Collateral and may be adjourned form time to time with or without notice. The Lender may, in its sole discretion, cause the Collateral to remain in the Guarantor's premises, at Guarantor's expense, pending sale or other disposition of the Collateral. The Lender shall have the right to conduct such sales on the Guarantor's premises, at Guarantor's expense, or elsewhere, on such occasion or occasions as the Lender may see fit.

         10.13. Dishonor of Checks. The Lender shall have the right, in accordance with law, to dishonor checks drawn on deposit accounts maintained by the Borrower with the Lender. If an Event of Default is existing, the Lender shall have the absolute right, in its sole discretion, to dishonor checks drawn on such deposit accounts and to hold such deposit accounts as cash collateral to secure payment of the Liabilities. Notwithstanding the foregoing, nothing contained herein shall interfere with the Lender's right under common law to set off the balances of any such deposit account against the Liabilities.

         10.14. Cumulative Remedies. All remedies provided for in this Agreement are cumulative and shall be in addition to any and all rights and remedies provided by law, including the rights of off-set and any lien which may accrue to Lender by reason of its status as a Lender. The exercise of any right or remedy by Lender under this Agreement or under any of the Security Documents shall not constitute a cure or waiver of the Event of Default by Guarantor or invalidate any act done pursuant to any notice of default, nor prejudice Lender in the exercise of any of its rights hereunder or under the Security Documents.

         10.15. Cross-Default With Other Agreements. Guarantor expressly acknowledges and agrees that a default in any of the provisions of this Agreement shall constitute a default in any other agreement or instrument which may now or in the future exist between (i) Borrower and Lender; or (2) Guarantor and Lender and that similarly a breach of any such other agreement or instrument shall constitute an Event of Default in this Agreement.

         10.16. Costs and Expenses. Guarantor shall reimburse Lender for any expense incurred by Lender in protecting or enforcing its rights under this Agreement, including, without limitation, reasonable attorneys fees and court costs, and all expenses of taking possession, holding, preparing for disposition and disposing of the Collateral.

         10.17. Court Proceedings. Unless otherwise specifically stated to the contrary herein or in any instrument or agreement evidencing the Obligations, Guarantor acknowledges that all Obligations have been or will be incurred for business purpose, and that Lender will suffer irreparable harm and injury if disputes hereunder must be the subject of a hearing after Lender demands immediate possession of the Collateral. After having consulted with counsel of its choice (or having had the opportunity to consult with such counsel) as to the effect of this provision, GUARANTOR KNOWINGLY, VOLUNTARILY, AND IRREVOCABLY WAIVES ALL CONSTITUTIONAL, STATUTORY AND OTHER RIGHTS TO A HEARING BEFORE LENDER MAY TAKE POSSESSION OF THE COLLATERAL.

                                   11. WAIVERS

         11.1. Guarantor waives demand, notice, protest, notice of acceptance of this Agreement; notice of any loans made, extensions granted, renewals, collateral received or delivered, or other action taken in reliance on this Agreement; all demands and notices in connection with the delivery, acceptance, performance; notice of nonperformance, default or enforcement of the Note or any other Obligation; and all other demands and notices of any description.

         11.2. Guarantor waives any defense to the enforcement of this Agreement or any security for this Agreement arising by reason of:

                  (a) Any present or future laws or orders affecting the terms of, or Lender's remedies with respect to, any of Debtor's Obligations;

                  (b) The absence or cessation of personal liability of Debtor;

                  (c) The failure of any other person or entity to execute this Agreement or any other guaranty or agreement;

                  (d) The failure of Debtor or any other guarantor to properly execute any loan document or otherwise comply with applicable legal formalities;

                  (e) The unenforceability or invalidity of the Obligations or the Collateral or the lack of perfection or failure of priority or any other loss or impairment of any Collateral;

                  (f) Any discharge or release of the Debtor, the Collateral or any impairment or suspension of any remedies of Lender, whether resulting from any act or omission of Lender or by operation of law or otherwise;

                  (g) Any bankruptcy, insolvency, reorganization, or any disability or other defense of Debtor with respect to the Obligations or the Collateral;

                  (h) Any failure of Lender to disclose to Guarantor any information relating to the financial condition, operations, properties or prospects of Debtor now or in the future known to Lender (Guarantor waiving any duty on the part of Lender to disclose such information);

                  (i) Any failure of Lender to monitor proper application of loan funds or compliance with the loan agreement or other loan documents, or to preserve, insure or protect any Collateral or any subrogation, contribution or reimbursement rights of Guarantors;

                  (j) Any other surety defenses under Uniform Commercial Code
Section 3-605 or other law;

                  (k) Any other action by Lender, whether authorized by this Agreement or otherwise, or any other omission by Lender or other failure of Lender to pursue, or any delay in pursuing, any other remedy available to Lender;

                  (l) Any defense to the recovery by Lender against Guarantor of any deficiency after a nonjudicial sale or other disposition of any Collateral even though such a sale (or, in the case of Collateral subject to the Uniform Commercial Code, the failure of such sale to be conducted in a commercially reasonable manner) may prevent the Guarantor from exercising rights of subrogation, contribution or reimbursement against Debtor;

                  (m) Any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Guarantor against Debtor, any other guarantor of the Obligations or any Collateral, whether resulting from an election by Lender to foreclose upon the Collateral by nonjudicial sale, or otherwise; or

         11.3. Guarantor waives notice of sale or other disposition of any Collateral except for any notice otherwise required by applicable law that may not be effectively waived by Guarantor. Guarantor acknowledges and agrees that real estate Collateral may be foreclosed by advertisement and, in such event, no hearing is involved and the only notice required is to publish notice in a local newspaper and to post a copy of the notice on the Premises. Guarantor also acknowledges and agrees that Lender may proceed as to both the real and personal Collateral in connection with a foreclosure by advertisement or judicial foreclosure. Guarantor voluntarily, intelligently, and knowingly waives all rights under the federal and Michigan laws and constitutions to any notice or hearing in connection with any foreclosure, except as expressly set forth in the Michigan statutes providing for foreclosure.

                               12. INDEMNIFICATION

         Without limitation of other duties of Guarantor or remedies of Lender under this Agreement, Guarantor shall indemnify, defend and hold Lender harmless from and against, and shall pay on demand, any and all losses, liabilities, damages, and expenses (including reasonable attorney's fees) suffered or incurred by Lender as a result of any failure of any of the Obligations to be the legal, valid and binding obligations of Debtor, enforceable against Debtor in accordance with their terms.

                                   13. NOTICES

         Except as to notices where the manner of service is prescribed by statute or court rule, any notice, demand or communication (collectively, "Notice") under or in connection with this Agreement or any other Security Document shall be deemed effective if made in writing (including telecommunications) and delivered to the recipient's address or telecopier number by any of the following means:

                  (a)      Hand delivery;

                  (b) registered or certified mail, postage prepaid and return receipt requested;

                  (c)      first class mail, postage prepaid;

                  (d) Federal Express, Airborne Express or like nationally recognized overnight courier service; or

                  (e) telecopy (facsimile transmission), confirmed by first class mail, postage prepaid.

Notice made in accordance with this Section shall be deemed delivered upon receipt if delivered by hand or facsimile transmission; two (2) business days after mailing if mailed by first class, registered or certified mail; or one (1) business day after mailing or deposit with an overnight courier service if delivered by express mail or overnight courier. The Notice should be addressed to Guarantor at its address in Recital C, and to Lender at the address stated on the first page of this Agreement. Any party may change the address to which Notices are to be sent by notice in writing to all the parties to this Agreement, in accordance with the foregoing. Guarantor shall promptly notify Lender in writing of any change in its mailing address as set forth in Recital
C. Nothing in this Section requires Lender, or shall be interpreted as requiring Lender, to provide notice to Guarantor where such Notice was waived or not required under other Sections of this Agreement or by law.

                                  14. CAPTIONS

         The caption or titles to sections of this Agreement are provided for the sake of convenient reference only, and are not part of this Agreement. They shall not be relied upon to explain, modify or interpret this Agreement.

                                15. MICHIGAN LAW

         Any proceeding under this Agreement or the enforcement of any rights conferred on Lender under its terms shall be governed, construed and enforced in accordance with the laws of the State of Michigan where this Agreement and the Note secured by it have been made, executed and delivered.

                                 16. SUCCESSORS

         Subject to the provisions of this Agreement, each of the covenants and obligations of this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement, and their respective legal representatives, successors and assigns.

                         17. GENDER AND JOINT LIABILITY

         The gender of terms used in this Agreement shall be deemed to include every other gender as appropriate. The singular shall include the plural, and the plural shall include the singular. If more than one person or entity signs this Agreement (or acts as a guarantor pursuant to a separate document), their liability shall be joint, joint and several, and several.

                                    18. VENUE

         If a suit, action or proceeding is brought by or against the Lender with respect to this Agreement, the Note, any of the Security Documents, or with respect to the loan relationship between the Lender and Debtor, the parties agree that such suit, action or proceeding may be brought in courts having jurisdiction in Oakland County, Michigan, i.e., Oakland County Circuit Court or the United States District Court for the Eastern District of Michigan. The parties submit to the exclusive jurisdiction of such courts for the purpose of such suit, action or proceeding. The parties irrevocably waive any objection which they may now or in the future have to the venue of any such suit, action or proceeding and irrevocably waive any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum. Guarantor irrevocably consents to service of process in any suit, action or proceeding in such court by the mailing of the pleadings by registered or certified mail, postage prepaid, to Guarantor's address as set forth in Recital C of this Agreement.

                            19. FURTHER ASSURANCES.

         Upon Lender's request from time to time, all parties to this Agreement shall make, execute, acknowledge and deliver any and all documents, instruments or other written undertakings, and shall take all such further action, as in each case may be required to carry out the intent and purpose of this Agreement and to provide for the payment and securing of the Obligations according to the intent and purpose expressed in this Agreement and Security Documents.

                            20. CONTINUING WARRANTIES

         All warranties and representations made by Guarantor under this Agreement, or by Guarantor in connection with the consummation of the transactions contemplated in this Agreement, shall survive the termination of this Agreement and the payment of the Note and shall continue in full force and effect until full payment and complete discharge of all of the Obligations.

                               21. TIME OF ESSENCE

         Time is of the essence with regard to each and every provision of the Agreement.

                                22. COUNTERPARTS

         This Agreement may be signed in any number of counterparts with the same effect as if the signatures were upon the same instrument. This Agreement may be signed in more than one document, and all such documents shall be deemed an original.

                           23. COVENANT INDEPENDENCE.

         Each provision in this Agreement shall be deemed to be independent of any other provision, and an exception in one provision shall not create an exception in another provision.

                             24. PARTIAL ILLEGALITY.

         The invalidity of any of the provisions or clauses in this Agreement shall not affect any remaining provisions, clauses or applications which can be given effect without the invalid provision or clause. To this end the provisions of this Agreement are declared to be severable.

                          25. WAIVERS AND FORBEARANCE.

         No forbearance by Lender in exercising any of its rights or remedies under this Agreement or any Security Document, nor any renewal, extension, or rearrangement of any payment to be made under any Note, nor any acceptance by Lender of any payment in an amount less than the amount then due shall constitute a waiver of any of the terms or of any of Lender's rights or remedies under this Agreement or any Security Document. The Lender shall not by any act or omission or commission be deemed to waive any of its rights or remedies, or any Event of Default, unless such waiver is in writing and signed and delivered by an officer of the Lender and then only to the extent specifically set forth in the writing. No waiver of any Event of Default or indulgence by Lender shall operate as a waiver of the same Event of Default on a future occasion, or as a waiver of any other Event of Default. No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by Lender of any right or remedy shall preclude any future exercise of it or the exercise of any other right or remedy.

                                   26. RELEASE

         In consideration of the Lender making or continuing the loans to the Debtor, the Guarantor(s) do each waive, release and affirmatively agree not to allege or otherwise pursue any and all defenses, affirmative defenses, counterclaims, claims, causes of action, set-offs or other rights that they may have, or claim to have for any and all claims, harm, injury and damage of any and every kind, known or unknown, legal or equitable, which any of the Guarantor(s) have against the Lender from the date of Guarantor's first contact with Lender up to the date of this Agreement. Guarantor(s) confirm to Lender that they have reviewed the effect of this waiver, release and covenant not to sue with competent legal counsel of their choice, or have been afforded the opportunity to do so, prior to the execution of this Agreement and each acknowledge and agree that Lender is relying upon this agreement in extending or continuing the loans to Debtor.

                             27. LENDER'S LIABILITY

         The Guarantor agrees that he shall have been deemed to have permanently and conclusively waived any right to pursue any or all defenses, affirmative defenses, counterclaims, claims, causes of action, set-offs or other rights that he may have, or claim to have, against the Lender unless a written notice specifically setting forth the grievance of the Guarantor shall have been given to the Lender within thirty (30) days after the occurrence of the event which the Guarantor alleges gave rise to the grievance. Nothing in this section, or in any other provision of this Agreement shall grant, or be deemed to grant, standing to Guarantor to assert the rights or claimed rights of Debtor against Lender under the Loan Agreement or otherwise. The Guarantor confirms to Lender that he has reviewed the effect of this limitation of remedies with competent legal counsel of his choice, or has been afforded the opportunity to do so, prior to signing this Agreement and acknowledges and agrees that the Lender is relying upon this limitation of remedies in extending or continuing the loans to Debtor.

                            28. WAIVER OF JURY TRIAL

         The Guarantor knowingly, voluntarily and intelligently waives his constitutional and all other rights to a trial by jury in any action, proceeding, cross-claim or counterclaim (1) arising out of or in any way connected with this Agreement, the Loan Agreement, any Security Document or other document contemplated by the Loan Agreement, (2) relating directly or indirectly to transactions under this Agreement or the Loan Agreement, or (3) which relates in any way to the conduct of the loan or any other relationship between or among Guarantor, Debtor and Lender. The Guarantor agrees that any litigation between or among the Guarantor, Debtor and Lender shall be referred by a court of competent jurisdiction sitting without a jury. The Guarantor shall not attempt to circumvent this waiver by seeking to consolidate lawsuits, or by any other procedure. Lender shall not be deemed to have relinquished the benefit of this waiver of jury trial unless such relinquishment is in a written instrument signed by the President of Lender. The Guarantor confirms to Lender that he has reviewed the effect of this waiver of jury trial with competent legal counsel of his choice, or has been afforded the opportunity to do so, before signing this Agreement and acknowledges and agrees that Lender is relying upon this waiver in extending or continuing the loans to Debtor.

             Guarantor has executed this Agreement as of the date set forth above.

                                   BY SIGNING BELOW, I ACKNOWLEDGE I HAVE READ
                                   AND UNDERSTAND THIS AGREEMENT, AND I AGREE TO BE BOUND BY THE PROVISIONS OF THIS AGREEMENT INCLUDING THE WAIVER OF MY RIGHT TO A JURY TRIAL.



WITNESS:                           "GUARANTOR"

                                   SUPERIOR CONSULTANT HOLDINGS CORPORATION, a
                                   Delaware corporation


                                   By:
-------------------------------       ----------------------------------------
                                            Richard D. Helppie
                                   Its:     Chief Executive Officer